SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005

     Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     777 Old Saw Mill River Road, Tarrytown, New York   10591
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (914) 789-2800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement

On March 4, 2005, Ronald J. Prentki notified Progenics Pharmaceuticals, Inc. (the “Company”) of his resignation as President and Director of the Company. Mr. Prentki is leaving to pursue other interests. Mr. Prentki had served as President of the Company pursuant to an Employment Agreement dated May 16, 2001 (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Prentki will receive accrued salary, bonus and benefits and reimbursement of previously incurred expenses. Certain post-employment restrictions on Mr. Prentki will continue to apply. A description of the Employment Agreement is incorporated herein by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2004.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 10, 2005, the Company announced the resignation of Ronald J. Prentki, its President and a Director, as discussed above. The Company also announced that its Board of Directors appointed Robert A. McKinney, currently the Vice President, Finance and Operations and Treasurer of the Company, to the additional office of Chief Financial Officer. The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. McKinney is incorporated herein by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure

On March 10, 2005, the Company announced positive top-line results from a pivotal phase 3 clinical trial of its investigational drug, methylnaltrexone (MNTX) for the treatment of opioid-induced constipation in patients with advanced medical illness. A copy of the press release is furnished herewith as Exhibit 99.2 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.     Description

99.1           Press Release dated March 10, 2005

99.2           Press Release dated March 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:  /s/ Robert A. McKinney
       Robert A. McKinney
       Chief Financial Officer

Date: March 10, 2005